Exhibit 10.13

SALES CONTRACT

Contract NO.:	__________	Signing Date:	__________	Signing Place:	Shenzhen China

Seller:	TMK Power Industries Ltd.	Buyer:	EZ POWER(HK)CO.,LIMITED

Address:	TMK Industrial Park,NO.159, Hua Wang Road, Dalang Village, Longhua new district,Shenzhen,China	Address:	ROOM 1102, 12/F, TUNG CHUN COMMERCIAL CTR.,438-444 SHANGHAIST., KL., HK.

TEL:86-755-28109908 FAX:86-755-28109420	TEL:852-53413690 FAX:852-53413690

The undersigned Sellers and Buyers have confirmed this contract in accordance with the terms and conditions stipulated

Below:

1.

Art No.	Descriptions	Unit	Quantity	Unit Price	Amount
1.
Total value(In English Words):U.S.DOLLARS

2.	Price term: FOB

3.	Packing: CARTONS

4.	Shipping Marks: N/M

5.	Shipping from ______to_______

6.	Tran shipment: not allowed; Partial shipments:allowed

7.	Shipment date:

8.	Terms of payment:T/T

9.	Force Majeure:The sellers shall not hold any responsibility for partial or total non-performance of this contract due to Force Majeure. But the sellers shall advise the buyers on times of such occurrence.